UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2019
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Executive Officer Equity Awards
On November 13, 2019, the Corporate Governance and Compensation Committee (the “Committee”) of the Board of Directors of Post Holdings, Inc. (the “Company”) approved awards of restricted stock units (“RSUs”) to certain executive officers under the Post Holdings, Inc. 2019 Long-Term Incentive Plan (the “Plan”). The RSUs awarded are settled in stock. The following table sets forth the RSUs which were awarded to the Company’s named executive officers:

Name	Position	RSUs
Robert V. Vitale	President and Chief Executive Officer	44,278
Jeff A. Zadoks	EVP and Chief Financial Officer	12,552
Diedre J. Gray	EVP, General Counsel and Chief Administrative Officer	11,023
Howard A. Friedman	President and CEO, Post Consumer Brands	12,195
Mark W. Westphal	President, Foodservice	10,788
The RSU awards described above were made by the Committee through the use of the form of the stock-settled RSU award agreement, which was approved by the Committee on January 29, 2019 and which sets forth terms applicable to specific awards. The awards to Mr. Vitale, Mr. Zadoks, Ms. Gray and Mr. Westphal vest in equal installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events described in the award agreements. The award to Mr. Friedman vests in full on the third anniversary of the date of grant, subject to certain acceleration events described in the award agreement.
In addition, on November 13, 2019, the Committee approved awards of performance-based, stock-settled restricted stock units (“PRSUs”) to certain executive officers under the Plan. The performance metric for the PRSUs is the Company’s total shareholder return (“TSR”) ranking compared to the TSR rankings of peer companies over a three-year period, with the following percentage vesting schedule:

Relative TSR Percentile Rank	Vesting Percentage (of Target)
≥75th	200%
50th	100%
25th	50%
<25th	0%
Vesting of the PRSUs accelerates in certain circumstances described in the award agreements.
The following table sets forth the target number of PRSUs which were awarded to the Company’s named executive officers:

Name	Position	PRSUs
Robert V. Vitale	President and Chief Executive Officer	44,278
Jeff A. Zadoks	EVP and Chief Financial Officer	12,552
Diedre J. Gray	EVP, General Counsel and Chief Administrative Officer	11,023
Howard A. Friedman	President and CEO, Post Consumer Brands	12,195
Mark W. Westphal	President, Foodservice	10,788

(e)    Approval of New Form of Award Agreement

Effective November 13, 2019, the Committee approved a new form of award agreement, which will be used for grants of PRSUs, including the PRSU awards above, and the terms of which are described in connection with the PRSU awards above. Such description of the terms of the new form of PRSU agreement above does not purport to be complete and is qualified in its entirety by reference to the full text of the new form of PRSU agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
10.1	Form of Performance-Based, Stock-Settled Restricted Stock Unit Agreement
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2019	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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